                                                                    Exhibit 10.9

            FIRST AMENDMENT TO THE EXCLUSIVE PATENT LICENSE AGREEMENT
                                     BETWEEN
                        DIRECT HIT TECHNOLOGIES, INC. AND
              GARY CULLISS AND DRAPER FISHER ASSOCIATES FUND IV, LP
                               DATED MAY 22, 1998

         This First Amendment to the Exclusive Patent License Agreement ("Agreement") between Direct Hit Technologies, Inc., a Delaware corporation ("Direct Hit"), Gary Culliss ("CULLISS") and Draper Fisher Associates Fund IV, LP ("Draper") is made and entered as of November 11, 1998.

         In the event of inconsistencies between the Agreement and this first Amendment, the terms and conditions of this First Amendment shall be controlling. Unless specifically modified or changed by the terms of this First Amendment, all terms and conditions of the Agreement shall remain in effect and shall apply fully as described and set forth in the Agreement. All defined terms used herein and not separately defined shall have the same meanings as set forth in the Agreement.

         NOW, THEREFORE, the parties agree to modify the Agreement as follows:

         1. Section 6.6(C) is hereby amended and restated to read in its entirety as follows:

            (c) CULLISS agrees to grant (i) an undivided one-third interest in the CULLISS Patents to Draper and (ii) an undivided five and two-tenths percent (5.2%) interest in the CULLISS Patents to MOSAIC VENTURE PARTNERS, LP I ("MOSAIC") so that CULLISS, DRAPER and MOSAIC shall become joint-owners of the CULLISS patents.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to the Agreement as of the date set forth above. All originally signed copies of this First Amendment shall be deemed originals.

DIRECT HIT TECHNOLOGIES, INC.                                      GARY CULLISS

By:   /s/ Michael Cassidy                                          By:  /s/ Gary Culliss
   --------------------------------------------------                 --------------------------------------------------

Name: Michael Cassidy
   --------------------------------------------------

Title: President
   --------------------------------------------------

DRAPER FISHER ASSOCIATES FUND IV,LP                                MOSAIC VENTURE PARTNERS, LP I

By: /s/ Warren Packard                                             By: 1261489 Ontario Limited,
   --------------------------------------------------                 --------------------------------------------------
                                                                       its General Partner
Name:   Warren Packard                                             Name: By /s/ Vernon Lobo
     --------------------------------------------------                 --------------------------------------------------

Title:  Director                                                   Title: Managing Director
      --------------------------------------------------                 --------------------------------------------------